INCOME TAXES - Components of net deferred tax assets (liabilities) (Details) - USD ($)	Sep. 30, 2024	Dec. 31, 2023
Deferred tax assets:
Depreciation and depletion on oil and gas assets	$ 656,774	$ 466,890
Net operating loss carryforwards	1,009,008	154,976
Total deferred tax assets	1,665,782	621,866
Deferred tax liabilities:
Prepaid expenses	(3,125)	(6,178)
Other PPE depreciation	(5,325)	(7,188)
Total deferred tax liabilities	(8,450)	(13,366)
Net Deferred tax assets (liabilities) Net	$ 1,657,332	$ 608,500